UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2020 (October 1, 2020)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1407 Broadway, 38th Floor, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On October 1, 2020, the compensation committee of the board of directors (the “Compensation Committee”) of Sequential Brands Group, Inc. (the “Company”) restored the base salaries, effective October 1, 2020, of certain of its named executive officers. The base salaries of David Conn (Chief Executive Officer), Chad Wagenheim (President) and Daniel Hanbridge (Senior Vice President & Interim Chief Financial Officer) will be restored on a going-forward basis to the same levels as they were prior to June 1, 2020, when the Compensation Committee of the Company approved a 30% temporary reduction in base salary for these officers.

Copies of the amendments to the employment agreements are attached hereto as Exhibit 10.1 through 10.3 and are incorporated herein by reference. The foregoing description of the amendments to the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full amendments attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Second Amendment to the Employment Agreement dated as of January 6, 2020 by and between Sequential Brands Group, Inc. and David Conn dated October 1, 2020.
10.2	Fourth Amendment to the Amended Employment Letter dated as of June 5, 2017 (as amended by letter dated January 11, 2019 and letter dated January 24, 2020) by and between Sequential Brands Group, Inc. and Chad Wagenheim dated October 1, 2020.
10.3	Second Amendment to the Amended Employment Letter dated as of January 6, 2020 by and between Sequential Brands Group, Inc. and Daniel Hanbridge dated October 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: October 7, 2020	By:	/s/ Daniel Hanbridge
	Name:	Daniel Hanbridge
	Title:	Senior Vice President & Interim Chief Financial Officer